EXHIBIT 10.17


RELOCATION PACKAGE MADE AVAILABLE TO ROLAND ANDERSSON
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POSITION:  Senior Vice President and General  Manager,  Worldwide  Marketing and
     Sales


TRANSITION ASSISTANCE:
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>>   Payment of temporary living expenses pending relocation


INTERNATIONAL RELOCATION PACKAGE:
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(consistent with company policy)

>>   Payment of selling expenses on old home

>>   Housing allowance

>>   Payment for storing and moving of household goods

>>   Payment of home finding travel expenses

>>   Two month salary allowance

>>   Payment of school tuition for dependents

>> Reimbursement for payment of taxes associated with nondeductible portions of relocation package

>>   Maintenance of Swedish pension plan participation